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Scudder Growth Fund

Classes A, B, C and I

Annual Report

September 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	KGRAX	81115H-104
Class B	KGRBX	81115H-203
Class C	KGRCX	81115H-302

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A	-26.48%	-19.07%	-8.75%	2.00%
Class B	-27.22%	-19.90%	-9.71%	.94%(a)
Class C	-27.09%	-19.77%	-9.52%	1.14%(a)
Russell 1000 Growth Index+	-22.51%	-19.59%	-4.87%	6.68%
S&P 500 Index++	-20.49%	-12.89%	-1.63%	9.00%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 9/30/02	$ 6.69	$ 5.91	$ 6.03
9/30/01	$ 9.10	$ 8.12	$ 8.27

Class A Lipper Rankings - Large-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	585	of	683	86
3-Year	286	of	453	63
5-Year	265	of	308	86
10-Year	86	of	90	95

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of a $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Growth Fund - Class A [] Russell 1000 Growth Index+ [] S&P 500 Index++

Yearly periods ended September 30

Comparative Results (Adjusted for Sales Charge)
Scudder Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$6,929	$4,996	$5,962	$11,494
	Average annual total return	-30.71%	-20.65%	-9.83%	1.40%
Class B(c)	Growth of $10,000	$7,060	$5,060	$5,960	$10,980(a)
	Average annual total return	-29.40%	-20.32%	-9.83%	.94%(a)
Class C(c)	Growth of $10,000	$7,291	$5,164	$6,063	$11,196(a)
	Average annual total return	-27.09%	-19.77%	-9.52%	1.14%(a)
Russell 1000 Growth Index+	Growth of $10,000	$7,749	$5,199	$7,790	$19,099
	Average annual total return	-22.51%	-19.59%	-4.87%	6.68%
S&P 500 Index++	Growth of $10,000	$7,951	$6,610	$9,212	$23,666
	Average annual total return	-20.49%	-12.89%	-1.63%	9.00%

The growth of $10,000 is cumulative.

a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economy remains caught in a tug of war between powerful opposing forces that make neither a sharp acceleration nor a relapse into recession likely. Instead, we'll probably see a continued moderate recovery.

Several things are slowing down the economy right now. The economic boom of the late 1990s left stocks overvalued, and their prices have been coming back down. It left companies with more capital than they needed and they had to lay off workers to stay profitable. And it left individuals without enough savings - which means they were reluctant to spend money. Political uncertainty around the world, corporate accounting scandals, and sluggish growth abroad are also making people and businesses less willing to forge ahead.

But there are also several factors supporting economic activity. The government is keeping the economy on track with tax relief and interest rate cuts. Tax relief and interest rate cuts put more money back into the hands of individuals and businesses. And individuals and businesses are starting to spend that money. That's good, because spending - whether it's individuals buying cars and homes or businesses buying equipment - stimulates the economy.

The end result: We expect the economic recovery to persist-but slowly. The economy will only pick up when the factors slowing the economy diminish, and individuals and businesses become more confident. For that to happen, the government policies now in effect - such as low interest rates - will have to remain in effect well into 2003. Fortunately, we expect that to happen. We believe that the Federal Reserve Board is very sensitive to any signs that the economic recovery is faltering - and if it sees those signs, will cut interest rates even more.

One warning, however: A recovery depends on the absence of any adverse shocks to the system. For example, if developments in the Middle East don't go smoothly, the recovery could be disrupted.

Economic Guideposts Data as of 9/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will these developments affect the markets? In the equity markets, prices are more reasonable - but returns are still unlikely to come close to those we saw in the late 1990s. And if the moderate recovery persists, as we expect, fixed-income markets will likely give up some of their recent gains. That's because higher interest rates typically result in declines in bond prices. However, we expect that this decline will be limited until the recovery strengthens more and the Fed seems more likely to raise interest rates.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of October 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

William Gadsden

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1983.

Joined the fund in 2002.

Over 21 years of investment industry experience.

MBA, Wharton Business School, University of Pennsylvania.

Jesse Stuart

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1996.

Joined the fund in 2000.

Over 6 years of investment industry experience.

BA, Brown University.

In the following Portfolio Management Review, Portfolio Co-Manager Jesse Stuart discusses market conditions and Scudder Growth Fund's investment strategy during the 12 months ended September 30, 2002.

Q: Before discussing the fund's performance, will you comment on the tumultuous market environment that characterized the last 12 months?

A: At the start of the reporting period - October 1, 2001 - an already struggling economy and stock market was strongly impacted by the September 11 terrorist attacks. Nearly every type of stock lost considerable ground immediately following the attacks, but large growth stocks - such as those in which the fund invests - lost more ground than both large value and small-cap stocks. Toward the end of September 2001, investors began to regain confidence, and the stock market rallied. The rally was short lived, as the Enron debacle undermined investor confidence and opened up a series of accounting and corporate governance issues that touched some of the country's largest companies. This lack of faith in corporate governance shattered investor confidence, putting pressure on all of the major stock indices. The negative attitude toward the stock market was exacerbated by fears of a war with Iraq and a series of corporate earnings announcements that failed to meet Wall Street expectations. By the end of the period - September 30, 2002 - the stock market had plummeted to lows it had not seen for five years.

Q: How did the fund perform?

A: The fund, like the broad market, declined. The total return for Class A shares (unadjusted for sales charges) was -26.48 percent. The Russell 1000 Growth Index, the fund's benchmark, which measures the performance of large companies with greater-than-average growth orientation compared with the overall market, declined 22.51 percent for the same time period.

Q: Which sectors or stocks added to fund performance?

A: The fund's performance was helped by three principal factors:

1. Good stock selection within the pharmaceutical industry and an underweight position in those stocks relative to the Russell 1000 Growth Index benchmark. Many large pharmaceutical companies struggled during the period as patents expired, generic competition increased and accounting issues were raised. While our having less exposure in this area helped performance relative to our benchmark, our overweight position in Johnson & Johnson (J&J) relative to our benchmark helped even more as the stock gained throughout much of the period while most other large-cap pharmaceutical companies declined. For the full 12-month period, J&J declined minimally, however many other pharmaceutical stocks plummeted in the same period. This relative outperformance was due to a number of factors. First, J&J is much more diversified than some of the other major pharmaceutical companies. In addition to prescription drugs, it produces medical devices and consumer goods such as contact lenses and Tylenol, an over-the-counter pain reliever. Sales of the company's prescription drugs remained strong, as did its overall sales growth. J&J not only posted earnings above expectations but also suggested that it may post even higher earnings in upcoming quarters. By the end of the period, stock valuations across the pharmaceutical industry had fallen to more attractive levels, and we are now looking for opportunities to selectively add to this area.

2. Good stock selection in health care service providers. While we limited our investments in pharmaceutical stocks, we focused on finding value in stocks of health care service providers. Tenet Health Care and HCA, two hospital management firms, both posted solid gains for the year. Our overweight position in these stocks compared with the Russell 1000 Growth Index also helped our relative performance. The companies have been successful in focusing on rapidly growing markets with large aging populations. Additionally, they've increased margins by geographically consolidating administrative operations. We're enthusiastic about this industry, as the aging of the baby boomers will surely drive long-term growth in demand for health care facilities.

3. A solidly performing stock in the Energy sector. The fund benefited handsomely from its overweight position in Nabors Industries, an oil and gas drilling company that rose dramatically over the last 12 months. This US-based firm has benefited recently from the tension in the Middle East, but we also like it for the long term because of its exposure to North American natural gas.

Q: What hurt performance during the year?

A: There were two primary detractors from performance:

1. The fund's position in Tyco. Industrial conglomerate Tyco declined dramatically during the period as its accounting and corporate governance were called into question. We originally bought the stock in June 2001 based on the company's successful growth-by-acquisition strategy. Tyco had put together a collection of top-notch industrial companies, which we believed positioned it for solid long-term growth. As the economy worsened and Tyco's management problems became apparent, our original thesis for buying the stock was no longer intact, so we sold it. The timing of our sale created a loss for the fund, but it is our policy not to hold on to a stock in which the fundamentals have eroded and our investment thesis is no longer intact.

2. The technology downturn. The fund's technology investments struggled this year as the poor economy and stock market led to a sustained cutback in corporate spending on new technology. This hurt nearly all areas of the tech sector. Established leaders such as EMC and IBM declined and hurt relative performance, as did semiconductor stock Micron Technology. In the software area, the fund was hurt by BEA Systems and Amdocs, both of which we sold during the period. We're holding on to the stocks of technology companies that we believe have the strongest franchises and will remain dominant players when the economy recovers. In the software area, we've been impressed by Microsoft, Oracle and PeopleSoft. While the stock prices of these holdings have fallen, we're enthusiastic about the new features and functionalities they are adding to their products. We believe these innovations will increase demand for their software over the long term and lead to solid earnings growth.

Q: How do you choose investments for the fund?

A: Rather than focusing on trends in the economy and financial markets, we look for trends at individual companies. We're what you call "bottom-up" investors, and we look for companies with above-average growth in earnings, strong competitive positioning, attractive stock prices relative to growth potential, sound financial strength and effective management. We want to know if a company will be able to sustain strong earnings growth, irrespective of any short-term noise that is moving its stock price. We'll sell a stock when its earnings growth appears less promising, when its price fully reflects its growth potential or when we believe other investments offer better opportunities.

Q: How is the fund positioned across market sectors?

A: We are committed to controlling risk through diversification among market sectors. (A sector-neutral fund would mimic the exact weightings of each market sector in its benchmark.) We generally aim to keep our sector weightings within plus or minus 5 percent of each sector of our benchmark - the Russell 1000 Growth Index. This disciplined diversification keeps us from trying to guess the next hot sector. It also helps ensure that the fund will be well-positioned to capture gains and minimize losses during bouts of extreme volatility, such as those we witnessed this period.

However, our ability to underweight or overweight a sector relative to the benchmark - even by just 5 percent - can make a meaningful difference. For instance, our underweight position in pharmaceuticals was an advantage during the period as many of those stocks struggled. But when it comes down to it, the most important component is our stock selection. Investing in less or more of a particular sector has its advantages, but if the stocks you're holding in that sector don't perform, you're at a disadvantage. This was made very clear by our investments in Tyco this period.

Q: What is your outlook for the markets and the fund in general?

A: The economy has shown some signs of recovery, but the impact of those indicators has been less helpful for the markets than we had anticipated. While the accounting and corporate governance scandals have shattered investor confidence, we believe that corporate America, as a whole, is trustworthy. Some large companies have clearly been engaged in fraudulent practices, and that is wrong. Many companies have been accused of different types of misconduct. However, it is important to remember that when allegations surface about a company, it does not necessarily mean that those allegations will ultimately be proven to be true.

We're optimistic that over the next six to 12 months, there will be improvements in the economy. The challenge for investors will be in determining which companies will be among the first to benefit and the first to show stronger revenues and profits.

While daily volatility is likely to remain high, we feel that good companies with strong fundamentals - which exemplify the types of stocks in which we invest - will ultimately outperform the market. Despite the extreme challenges that have emerged in the past year, we will continue to manage this fund by investing only in the companies that we believe will deliver earnings in line with or ahead of expectations. We believe our disciplined approach to investing will lead to superior long-term investment results for the fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2002

Sector Diversification (Excludes Cash Equivalents)	9/30/02	9/30/01

Health Care	30%	29%
Information Technology	20%	23%
Consumer Discretionary	18%	15%
Financials	11%	12%
Industrials	9%	8%
Consumer Staples	8%	9%
Energy	4%	1%
Telecommunication Services	-	3%
	100%	100%

Ten Largest Equity Holdings at September 30, 2002 (36.0% of Portfolio)
1. Microsoft Corp. Developer of computer software	6.4%
2. Johnson & Johnson Provider of health care products	5.5%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	4.7%
4. General Electric Co. Industrial conglomerate	4.5%
5. Wal-Mart Stores, Inc. Operator of discount stores	2.9%
6. Medtronic, Inc. Manufacturer of cardiac pacemakers	2.8%
7. HCA, Inc. Operator of hospitals and other health care facilities	2.5%
8. Fifth Third Bancorp. Provider of retail and commercial banking services	2.3%
9. State Street Corp. Provider of custodian banking services	2.2%
10. Cisco Systems, Inc. Developer of computer network products	2.2%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2002

	Shares	Value ($)
Common Stocks 98.4%
Consumer Discretionary 17.9%
Auto Components 1.2%
Johnson Controls, Inc.	137,100	10,532,022
Hotel Restaurants & Leisure 1.1%
International Game Technology*	147,100	10,170,494
Media 6.8%
AOL Time Warner, Inc.*	1,171,270	13,703,859
Clear Channel Communications, Inc.*	422,000	14,664,500
Comcast Corp. "A"*	547,000	11,410,420
Omnicom Group, Inc.	218,500	12,166,080
Viacom, Inc. "B"*	264,500	10,725,475
		62,670,334
Multiline Retail 4.6%
Target Corp.	539,800	15,934,896
Wal-Mart Stores, Inc.	532,100	26,200,604
		42,135,500
Specialty Retail 4.2%
Home Depot, Inc.	572,750	14,948,775
Staples, Inc.*	1,049,500	13,423,105
TJX Companies, Inc.	607,900	10,334,300
		38,706,180
Consumer Staples 7.8%
Beverages 2.4%
Anheuser-Busch Companies, Inc.	204,400	10,342,640
PepsiCo, Inc.	308,800	11,410,160
		21,752,800
Household Products 5.4%
Clorox Co.	251,500	10,105,270
Colgate-Palmolive Co.	365,700	19,729,515
Procter & Gamble Co.	218,700	19,547,406
		49,382,191
Energy 4.6%
Energy Equipment & Services 2.8%
Baker Hughes, Inc.	189,700	5,506,991
Nabors Industries Ltd.*	327,000	10,709,250
Noble Corp.*	300,000	9,300,000
		25,516,241
Oil & Gas 1.8%
Devon Energy Corp.	229,400	11,068,550
EOG Resources, Inc.	143,100	5,145,876
		16,214,426
Financials 10.5%
Banks 2.3%
Fifth Third Bancorp.	348,400	21,332,532
Diversified Financials 6.6%
Citigroup, Inc.	296,700	8,797,155
Fannie Mae	137,500	8,186,750
Freddie Mac	275,000	15,372,500
Lehman Brothers Holdings, Inc.	164,000	8,044,200
State Street Corp.	527,100	20,367,144
		60,767,749
Insurance 1.6%
American International Group, Inc.	263,550	14,416,185
Health Care 29.3%
Biotechnology 2.8%
Amgen, Inc.*	384,400	16,029,480
IDEC Pharmaceuticals Corp.*	234,500	9,736,440
		25,765,920
Health Care Equipment & Supplies 5.0%
Baxter International, Inc.	275,400	8,413,470
Medtronic, Inc.	617,200	25,996,464
Zimmer Holdings, Inc.*	283,200	10,857,888
		45,267,822
Health Care Providers & Services 6.9%
HCA, Inc.	478,400	22,776,624
Laboratory Corp. of America Holdings*	243,000	8,208,540
McKesson Corp.	454,700	12,881,651
Tenet Healthcare Corp.	395,400	19,572,300
		63,439,115
Pharmaceuticals 14.6%
Johnson & Johnson	936,306	50,635,428
Pfizer, Inc.	1,467,575	42,589,027
Pharmacia Corp.	296,500	11,527,920
Teva Pharmaceutical Industries Ltd. (ADR)	171,700	11,503,900
Wyeth	556,800	17,706,240
		133,962,515
Industrials 8.9%
Aerospace & Defense 1.9%
United Technologies Corp.	306,900	17,336,781
Commercial Services & Supplies 1.5%
Concord EFS, Inc.*	490,700	7,792,316
Paychex, Inc.	230,100	5,596,032
		13,388,348
Electrical Equipment 1.0%
Molex, Inc.	384,300	9,038,736
Industrial Conglomerates 4.5%
General Electric Co.	1,686,000	41,559,900
Information Technology 19.4%
Communications Equipment 2.2%
Cisco Systems, Inc.*	1,892,950	19,838,116
Computers & Peripherals 2.7%
EMC Corp.*	1,548,600	7,077,102
International Business Machines Corp.	299,900	17,511,161
		24,588,263
Semiconductor Equipment & Products 6.3%
Analog Devices, Inc.*	309,100	6,089,270
Applied Materials, Inc.*	1,482,900	17,127,495
Intel Corp.	1,259,810	17,498,761
Linear Technology Corp.	463,980	9,613,666
Micron Technology, Inc.*	295,400	3,654,098
Xilinx, Inc.*	249,300	3,948,413
		57,931,703
Software 8.2%
Microsoft Corp.*	1,337,090	58,417,462
Oracle Corp.*	1,301,100	10,226,646
PeopleSoft, Inc.*	552,000	6,828,253
		75,472,361
Total Common Stocks (Cost $1,086,743,026)		901,186,234

Cash Equivalents 1.6%
Scudder Cash Management QP Trust, 1.90% (b) (Cost $14,688,849)	14,688,849	14,688,849
Total Investment Portfolio - 100.0% (Cost $1,101,431,875) (a)		915,875,083

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,104,274,912. At September 30, 2002, net unrealized depreciation for all securities based on tax cost was $188,399,829. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,110,813 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $235,510,642.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002
Assets
Investments in securities, at value (cost $1,101,431,875)	$ 915,875,083
Receivable for investments sold	6,839,721
Dividends receivable	581,787
Receivable for Fund shares sold	396,618
Total assets	923,693,209
Liabilities
Payable for Fund shares redeemed	2,276,658
Accrued management fee	462,108
Other accrued expenses and payables	497,134
Total liabilities	3,235,900
Net assets, at value	$ 920,457,309
Net Assets
Net assets consist of: Accumulated net investment loss	(25,901)
Net unrealized appreciation (depreciation) on investments	(185,556,792)
Accumulated net realized gain (loss)	(498,573,870)
Paid-in capital	1,604,613,872
Net assets, at value	$ 920,457,309

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($779,311,670 / 116,560,281 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.69
Maximum offering price per share (100 / 94.25 of $6.69)	$ 7.10
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($116,066,299 / 19,622,516 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.91
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($17,552,326 / 2,913,001 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 6.03
Class I Net Asset Value, offering and redemption price per share ($7,527,014 / 1,088,739 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.91

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,998)	$ 8,742,834
Interest	530,512
Total Income	9,273,346
Expenses: Management fee	7,582,323
Administrative fee	3,400,871
Distribution service fees	4,697,005
Trustees' fees and expenses	47,834
Other	7,889
Total expenses, before expense reductions	15,735,922
Expense reductions	(214)
Total expenses, after expense reductions	15,735,708
Net investment income (loss)	(6,462,362)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(198,727,260)
Foreign currency related transactions	83,298
(198,643,962)
Net unrealized appreciation (depreciation) during the period on: Investments	(136,774,405)
Foreign currency related transactions	(2,072)
(136,776,477)
Net gain (loss) on investment transactions	(335,420,439)
Net increase (decrease) in net assets resulting from operations	$ (341,882,801)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2002	2001
Operations: Net investment income (loss)	$ (6,462,362)	$ (9,981,011)
Net realized gain (loss) on investment transactions	(198,643,962)	(227,995,938)
Net unrealized appreciation (depreciation) on investment transactions during the period	(136,776,477)	(988,441,858)
Net increase (decrease) in net assets resulting from operations	(341,882,801)	(1,226,418,807)
Distributions to shareholders from: Net realized gains: Class A	-	(230,279,862)
Class B	-	(50,578,700)
Class C	-	(4,457,604)
Class I	-	(2,161,735)
Fund share transactions: Proceeds from shares sold	213,729,833	460,368,542
Reinvestment of distributions	-	270,318,370
Cost of shares redeemed	(471,947,112)	(710,233,144)
Net increase (decrease) in net assets from Fund share transactions	(258,217,279)	20,453,768
Increase (decrease) in net assets	(600,100,080)	(1,493,442,940)
Net assets at beginning of period	1,520,557,389	3,014,000,329
Net assets at end of period (including accumulated net investment loss of $25,901 at September 30, 2002)	$ 920,457,309	$ 1,520,557,389

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 9.10	$ 18.04	$ 15.79	$ 11.72	$ 15.47
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	(.04)	(.08)	(.05)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(2.38)	(7.17)	4.09	4.18	(1.65)
Total from investment operations	(2.41)	(7.21)	4.01	4.13	(1.66)
Less distributions from: Net realized gains on investment transactions	-	(1.73)	(1.76)	(.06)	(2.09)
Total distributions	-	(1.73)	(1.76)	(.06)	(2.09)
Net asset value, end of period	$ 6.69	$ 9.10	$ 18.04	$ 15.79	$ 11.72
Total Return (%)[b]	(26.48)	(42.55)	25.49	35.29	(11.78)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	779	1,255	2,445	2,054	1,646
Ratio of expenses before expense reductions (%)	1.00	1.04[c]	1.00	1.05	1.04
Ratio of expenses after expense reductions (%)	1.00	1.02[c]	.99	1.05	1.04
Ratio of net investment income (loss) (%)	(.33)	(.28)	(.44)	(.36)	(.09)
Portfolio turnover rate (%)	44	80	49	97	122
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.

Class B
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.12	$ 16.50	$ 14.69	$ 11.03	$ 14.83
Income (loss) from investment operations: Net investment income (loss)[a]	(.09)	(.15)	(.23)	(.21)	(.16)
Net realized and unrealized gain (loss) on investment transactions	(2.12)	(6.50)	3.80	3.93	(1.55)
Total from investment operations	(2.21)	(6.65)	3.57	3.72	(1.71)
Less distributions from: Net realized gains on investment transactions	-	(1.73)	(1.76)	(.06)	(2.09)
Total distributions	-	(1.73)	(1.76)	(.06)	(2.09)
Net asset value, end of period	$ 5.91	$ 8.12	$ 16.50	$ 14.69	$ 11.03
Total Return (%)[b]	(27.22)	(43.19)	24.32	33.77	(12.73)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	116	228	504	479	527
Ratio of expenses before expense reductions (%)	1.90	2.06[c]	1.91	2.17	2.14
Ratio of expenses after expense reductions (%)	1.90	2.06[c]	1.90	2.17	2.14
Ratio of net investment income (loss) (%)	(1.23)	(1.33)	(1.35)	(1.48)	(1.19)
Portfolio turnover rate (%)	44	80	49	97	122
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.02% and 2.02%, respectively.

Class C
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.27	$ 16.72	$ 14.87	$ 11.13	$ 14.91
Income (loss) from investment operations: Net investment income (loss)[a]	(.09)	(.12)	(.23)	(.18)	(.14)
Net realized and unrealized gain (loss) on investment transactions	(2.15)	(6.60)	3.84	3.98	(1.55)
Total from investment operations	(2.24)	(6.72)	3.61	3.80	(1.69)
Less distributions from: Net realized gains on investment transactions	-	(1.73)	(1.76)	(.06)	(2.09)
Total distributions	-	(1.73)	(1.76)	(.06)	(2.09)
Net asset value, end of period	$ 6.03	$ 8.27	$ 16.72	$ 14.87	$ 11.13
Total Return (%)[b]	(27.09)	(43.03)	24.30	34.19	(12.50)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	26	42	26	16
Ratio of expenses before expense reductions (%)	1.86	1.87[c]	1.90	1.90	1.98
Ratio of expenses after expense reductions (%)	1.86	1.83[c]	1.89	1.90	1.98
Ratio of net investment income (loss) (%)	(1.19)	(1.08)	(1.34)	(1.21)	(1.03)
Portfolio turnover rate (%)	44	80	49	97	122
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.83% and 1.83%, respectively.

Class I
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 9.38	$ 18.45	$ 16.07	$ 11.88	$ 15.60
Income (loss) from investment operations: Net investment income (loss)[a]	-[b]	.02	(.02)	-[b]	.05
Net realized and unrealized gain (loss) on investment transactions	(2.47)	(7.36)	4.16	4.25	(1.68)
Total from investment operations	(2.47)	(7.34)	4.14	4.25	(1.63)
Less distributions from: Net realized gains on investment transactions	-	(1.73)	(1.76)	(.06)	(2.09)
Total distributions	-	(1.73)	(1.76)	(.06)	(2.09)
Net asset value, end of period	$ 6.91	$ 9.38	$ 18.45	$ 16.07	$ 11.88
Total Return (%)	(26.33)	(42.25)	25.81	35.82	(11.45)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	13	23	19	21
Ratio of expenses before expense reductions (%)	.65	.62[c]	.69	.71	.65
Ratio of expenses after expense reductions (%)	.65	.62[c]	.68	.71	.65
Ratio of net investment income (loss) (%)	.02	.12	(.13)	(.02)	.30
Portfolio turnover rate (%)	44	80	49	97	122
[a] Based on average shares outstanding during the period.
[b] Amount is less than $.005.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .61% and .61%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002 the Fund had a net tax basis capital loss carryforward of approximately $355,280,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010, the expiration date, whichever occurs first. In addition, from November 1, 2001 through September 30, 2002, the Fund incurred approximately $140,452,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (355,280,000)
Net unrealized appreciation (depreciation) on investments	$ (188,399,829)

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $586,486,049 and $812,904,431, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such assets, 0.44% of the next $2,500,000,000 of such assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.225%, 0.375%, 0.325% and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at September 30, 2002
Class A	$ 2,587,912	$ 166,341
Class B	718,034	47,479
Class C	83,397	5,871
Class I	11,528	812
	$ 3,400,871	$ 220,503

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2002
Class B	$ 1,436,061	$ 82,549
Class C	192,453	12,112
	$ 1,628,514	$ 94,661

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2002	Effective Rate
Class A	$ 2,575,273	$ 148,657	0.22%
Class B	433,330	21,477	0.23%
Class C	59,888	3,449	0.23%
	$ 3,068,491	$ 173,583

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2002 aggregated $75,342.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2002, the CDSC for Class B and C shares aggregated $485,870 and $734, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2002, SDI received $43,261.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended September 30, 2002, totaled $530,512 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $214 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2002		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	18,076,127	$ 170,366,914	29,244,559	$ 369,729,899
Class B	4,147,752	33,319,921	6,095,177	70,365,994
Class C	1,057,378	8,691,115	1,502,926	18,114,916
Class I	143,392	1,351,883	167,273	2,157,733
		$ 213,729,833		$ 460,368,542
Shares issued to shareholders in reinvestment of distributions
Class A	-	-	17,284,378	$ 215,190,388
Class B	-	-	4,337,420	48,622,722
Class C	-	-	381,343	4,343,524
Class I	-	-	169,150	2,161,736
		-		$ 270,318,370
Shares redeemed
Class A	(39,393,671)	$ (358,256,206)	(44,158,676)	$ (548,202,709)
Class B	(12,557,249)	(100,430,400)	(12,949,494)	(143,719,210)
Class C	(1,242,230)	(9,616,056)	(1,285,838)	(15,305,382)
Class I	(401,825)	(3,644,450)	(246,648)	(3,005,843)
		$ (471,947,112)		$ (710,233,144)
Net increase (decrease)
Class A	(21,317,544)	$ (187,889,292)	2,370,261	$ 36,717,578
Class B	(8,409,497)	(67,110,479)	(2,516,897)	(24,730,494)
Class C	(184,852)	(924,941)	598,431	7,153,058
Class I	(258,433)	(2,292,567)	89,775	1,313,626
		$ (258,217,279)		$ 20,453,768

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Growth Fund (the "Fund"), as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Growth Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts November 11, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996); Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	83
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation	83
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer)	83
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs; formerly, Governor, State of Illinois; Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform of Churchill Downs, Inc.)	83
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly Project Leader, International Institute for Applied Systems Analysis (1998-2001); formerly, Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	83
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83
Shirley D. Peterson (60) Trustee, 1995-present	Retired; formerly, President, Hood College; formerly, Partner, Steptoe & Johnson (law firm); formerly, Commissioner, Internal Revenue Service; formerly, Assistant Attorney General (Tax), U.S. Department of Justice; Directorships: Bethlehem Steel Corp.	83
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business; Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of the Investment Committee of Atlanta University Board of Trustees	83
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); formerly, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	83
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; formerly, Records Management Systems	83

Interested Trustees[2] and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
203
William F. Glavin, Jr.[1] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; Trustee, Crossroads for Kids, Inc. (serves at-risk children)	83
Philip J. Collora (56) Vice President and Assistant Secretary, 1986-present	Senior Vice President of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Jesse Stuart (46) Vice President, 2002-present	Director of Deutsche Asset Management	n/a
Gary L. French[4] (51) Treasurer, 2002-present	Managing Director of Deutsche Asset Management (2001-present); formerly, President of UAM Fund Services, Inc.	n/a
John R. Hebble[4] (44) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Charles A. Rizzo[4] (45) Assistant Treasurer, 2002-present	Senior Vice President of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management (1997-present); formerly, Associate, Dechert (law firm) (1989-1997)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund+
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
+ On October 7, 2002, this fund was closed to new investors.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Notes

Notes

Performance Summary September 30, 2002

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Scudder Growth Fund - Class I Shares	-26.33%	-18.81%	-8.43%	.19%
Russell 1000 Growth Index+	-22.51%	-19.59%	-4.87%	4.81%
S&P 500 Index++	-20.49%	-12.89%	-1.63%	7.42%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed, shares may be worth more or less than their original cost.

Growth of a $10,000 Investment
[] Scudder Growth Fund - Class I Shares [] Russell 1000 Growth Index+ [] S&P 500 Index++

Yearly periods ended September 30

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on July 3, 1995. Index comparisons begin June 30, 1995.
+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Deutsche Investment Management Americas Inc.

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Growth Fund prospectus and the 2002 Annual Report for Scudder Growth Fund.

(SGF-ISUP)